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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                             Current Report Pursuant
                            to Section 13 or 15(d) of
                        the Securities Exchange Act of 1934

                         Date of Report: August 27, 1998

                      TECHNICAL COMMUNICATIONS CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                  Massachusetts
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                 (State or Other Jurisdiction of Incorporation)

     0-8588                                                 04-2295040
------------------------                    -----------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)


     100 Domino Drive, Concod, Massachusetts                   01742
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      (Address of Principal Executive Offices)               (Zip Code)


                                  (978)287-5100
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              (Registrant's Telephone Number, Including Area Code)

                                  Not Applicable
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          (Former Name of Former Address, if Changed Since Last Report)




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                                TABLE OF CONTENTS

                                    FORM 8-K

                                 August 27, 1998

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Item                                                                        Page
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
Item 5.           Other Events.                                              1

Item 7.           Financial Statements and Exhibits.                         1

Signature                                                                    2

Exhibit                                                                      E-1

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                                        i

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Item 5.           Other Events

                  Technical Communications Corporation (the "Company") announced on August 27, 1998 that the reporting of the voting results of its August 14, 1998 Annual Meeting of Stockholders has been delayed.

                  The Company also noted that on August 26, 1998, in its ongoing litigation with the Phalon/Awan Group (the "Group") pending in Massachusetts' Middlesex County Superior Court, the court declined to rule on the Group's most recent motion to enjoin the implementation of the Board's June 24, 1988 vote opting into the provisions of Massachusetts General Laws, Chapter 156B, Section 50A. The court instead ordered a trial on issues raised in the litigation which is expected to begin sometime within the next thirty days.

                  Matters discussed in this Form 8-K, including any discussion of or impact, expressed or implied, on the Company's anticipated operating results and future earnings contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended. The Company's operating results may differ significantly from the results indicated by such forward-looking statements. The Company's operating results may be affected by many factors, including but not limited to, the fulfillment of customer orders, the Company's ability to retain and motivate key technical, sales, marketing and manufacturing personnel and the possibility of political instability in the Company's foreign markets. These and other risks are detailed from time to time in the Company's filings with the Securities and Exchange Commission, including but not limited to the Company's Annual Report on Form 10-K for the fiscal year ended September 27, 1997.

Item 7.           Financial Statements and Exhibits.

         a.       Financial statements of business acquired.

                           Not applicable.

         b. Pro forma financial information.

                           Not applicable.

         c.       Exhibits.

                           The following exhibit is filed with this report:

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                           Exhibit No.                        Description
                           -----------                        -----------

                                  99                          Press Release

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                                       1

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Technical Communications Corporation


Dated:  August 28, 1998               By: /s/Carl H.  Guild, Jr.
                                      ------------------------------------
                                      Carl H. Guild, Jr.
                                      Chairman


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Exhibit
  No.                                                Title
-------                                              -----

  99                                                 Press Release

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